                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

           WORLDWIDE INSURANCE TRUST - WORLDWIDE MULTI-MANAGER ALTERNATIVES FUND
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31, 2009

Date of reporting period: DECEMBER 31, 2009

Item 1. Report to Shareholders

ANNUAL REPORT

DECEMBER 31, 2009

Worldwide Insurance Trust

WORLDWIDE MULTI-MANAGER ALTERNATIVES FUND

The information in the shareholder letter represents the personal opinions of the investment committee members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment committee members are as of December 31, 2009, and are subject to change.

Dear Shareholder:

The Initial Class shares of the Worldwide Multi-Manager Alternatives Fund gained 13.87% for the twelve months ended December 31, 2009. In comparison, the HFRX Global Hedge Fund Index1 gained 13.40% and the S&P® 500 Index2 rose 26.47% for the same period.

Effective May 1, 2009, the Worldwide Absolute Return Fund changed its name to the Worldwide Multi-Manager Alternatives Fund to better reflect the nature of its principal investment strategies, including our allocations to both sub-advisers and other funds. We continue to believe that a combination of alternative, hedge-style investment strategies can offer an attractive investment vehicle. The investment committee believes that this approach can produce returns with lower volatility than that of many equity markets and with less risk exposure to those markets as well.

Market and Economic Review

The year 2009 was a period of recovery for both the equity and fixed income markets. After sharp declines to 10-year lows in early March, investors drove equity prices higher for the remainder of the year. Fixed income also rallied, especially distressed debt, which provided some of the strongest gains during the annual period. Commodity prices, led by gold, rallied as well, primarily on weakness in the U.S. dollar and on anticipation of future inflation. Volatility3 spiked in early March, but then gradually retreated as world markets stabilized.

Like the financial markets, the economy also began to recover during the year, as the Federal government became intertwined with the private sector. First, it was decreed that many of the troubled banks were too big to fail. The Federal Reserve Board (the “Fed”) initiated a number of unprecedented programs that provided these banks with virtually unlimited amounts of capital. Then, a series of corporate bailouts, beginning with the auto industry, helped to move inventory. Finally, broad-reaching health care reform moved through both houses of Congress, creating the potential for another massive entitlement program. The U.S. debt rapidly expanded to almost $12 trillion.

Unfortunately for the consumer, most of the fiscal stimulus did not reach the broader economy, as the banks used it to fortify their own troubled balance sheets. Unemployment rose to double-digit levels and housing foreclosures continued to rise. Some stability in the housing market was seen, but concerns for the commercial real estate market persisted.

Globally, the world’s economies were substantially more interconnected during 2009 than ever before. The strong equity rally lifted emerging market economies sharply higher and China continued to outperform. The U.S. dollar became the carry trade4 of choice, replacing the yen. European markets moved higher as well, despite sovereign debt concerns for most of the European Union.

Fund Review

The major steps to change the complexion of the Fund that our investment committee took during the fourth quarter of 2008 substantially reduced the Fund’s volatility early in 2009 and positioned the Fund well to benefit from the financial market recovery. Our investment committee took additional steps during the annual period to meet the Fund’s objective of achieving consistent absolute, or positive, return in various market cycles.

As of December 31, 2009, the Fund maintained positions in multiple hedge-style strategies, including long/short equity, global macro, fixed income arbitrage and long/short corporate credit, among others. Allocations to these strategies ranged from 7% to 20% of the Fund’s net assets as of December 31, 2009. Additional equity and fixed income exposure was generated through the use of open-end long/short equity funds, merger arbitrage funds and closed-end bond funds. As of December 31, 2009, the Fund had assets allocated to four sub-advisers and was invested in four mutual funds and three closed-end funds.

Fixed Income Strategies
The Fund performed well during the first half of the year due primarily to a tactical macro decision by the investment committee to exploit the inefficient discounts to net asset value (NAV) in closed-end bond funds, which invested in a variety of fixed income sectors, including municipal bonds, investment grade corporate bonds, emerging markets income securities, senior loans, global convertible securities and non-convertible income-producing securities. As these closed-end bond funds began to hit price targets and as discounts closed, we exited the Fund’s positions in many of these investments in favor of an investment in the Loomis Sayles Bond Fund (+8.2% of Fund net assets†), one of the Fund’s underlying positions, which continued to perform strongly through the end of the year. We also favored more actively managed strategies that had demonstrated the ability to generate alpha5 with low volatility and beta6 to the broader indexes. As the fixed income market continued to rally through yearend, it turned out that we were early in our decision to reduce the overall risk in the Fund’s portfolio. That said, the following sub-advisers actively managed a portion of the Fund’s total net assets during the annual period.

We hired Dix Hills Partners (“Dix Hills”) as a sub-adviser to actively manage an alternative Treasury strategy (“ATS”). Dix Hills’ performance for the annual period was positive overall, starting the year strong before flattening during the second half. From a strategy perspective, 2009 was in many ways an average year for the ATS, with returns very much in line with its longer-term trading record. Of the twelve monthly trades initiated over the year, seven were directionally accurate—also in line with historical averages for the ATS. Most of the year’s alpha was generated from short positions in the 10-year Treasury during the first half of the year. What was not average in 2009 was the performance of longer-dated U.S. Treasuries themselves. The 10-year Treasury yield began 2009 at approximately 2.21% and ended the year at about 3.84%—a significant increase.

We hired Clutterbuck Capital Management, LLC (“Clutterbuck”) as a sub-adviser toward the end of the first half of the year to manage a capital structure arbitrage strategy. Clutterbuck’s strategy generated strong double-digit returns since coming on board with the Fund, as ebbing investor risk aversion helped drive corporate credit to generate among the best performing fixed income sector returns during the period. Clutterbuck achieved such gains with a cautious approach including a net long exposure of just under half its assets under management. Clutterbuck was able to successfully identify capital structure arbitrage opportunities and invest in distressed fixed-income securities, which experienced a strong run-up during the second half of 2009. The investment committee redeemed the Fund’s position with Clutterbuck at the end of the annual period.

Long/Short Equity Strategy
The investment committee also sought to implement a long/short equity strategy by investing in the TFS Market Neutral Fund (“TFS”) and the Caldwell & Orkin Market Opportunity Fund (“C&O”). TFS (+19.7% of Fund net assets†), one of the Fund’s underlying positions, includes a bit of fixed income and some futures exposure. C&O (+3.8% of Fund net assets†), one of the Fund’s underlying positions, includes some fixed income exposure. During the annual period, TFS contributed positively to the Fund’s results. Despite its “market neutral” nomenclature, TFS actually maintained a modest net long bias and participated in the equity market rally, experiencing low volatility and not drawing down as much as the broader market on dips. C&O, on the other hand, produced disappointing returns during the second half of 2009, finding it increasingly difficult as a lower beta manager to ramp up long exposure at valuations seen during the year and refusing to chase the market.

Market Neutral Equity Strategy
The Fund’s market neutral equity allocation was with sub-adviser Analytic Investors, LLC (“Analytic”). Analytic’s investment process is based on the fundamental belief that there is persistency in the types of stock characteristics investors prefer, and it believes that portfolios that reflect these biases will add value over the long term. During the annual period, an emphasis on companies with attractive cash-flow-to-price ratios and high return on equity performed well, as investors rewarded these characteristics. In addition, having only a modest exposure to companies with above average price momentum and high financial leverage contributed positively to performance, as investors penalized these measures. Conversely, having a significant allocation to companies with above average interest coverage and attractive asset utilization dampened performance, as investors turned away from these characteristics. Having only a moderate position in companies with above average trading volume and growth in market further detracted from performance, as investors rewarded these measures during the annual period.

Analytic had its strongest stock selection within the consumer discretionary, consumer staples, energy and health care sectors. Among the best performing stocks for this portion of the Fund were long positions in specialty glass and ceramics maker Corning (+0.6% of Fund net assets†), drug distributor Amerisource Bergen (+0.3% of Fund net assets†), and semiconductor and computer technology developer/manufacturer Texas Instruments (sold at yearend). Stock selection was weakest within the financial, information technology and telecommunication services sectors. Detracting from this portion of the Fund’s performance most were short positions in international financial services organization Genworth Financial (-0.1% of Fund net assets†), international mining company Freeport-McMoRan Copper & Gold and pharmaceutical company King Pharmaceuticals, both sold at yearend. Currently, the investment committee has redeemed the Fund’s position with Analytic.

Global Macro Strategy
Sub-adviser Lazard Asset Management LLC (“Lazard”) managed a portion of the Fund’s net assets employing a global asset allocation strategy that seeks to take advantage of broad capital market opportunities on both a long and short position basis, with all decisions made in the context of a global macroeconomic viewpoint. The strategy is comprised of two components: (1) long alpha generating ideas and (2) short global market exposure. For the annual period, this portion of the Fund generated double-digit gains that only modestly lagged the S&P 500® Index.

In this portion of the Fund, what Lazard refers to as “thematic investments,” or those in sectors that may grow in relative terms at faster rates than the overall economy, were the greatest contributors to returns during the year. Reflation was one of the most significant investment themes, captured through investments in emerging markets and agriculture. Investments in Brazil and Asia (ex-Japan) also added significantly to returns. Energy investments contributed as well, though positions in U.S. natural gas offset some of these gains. Contrarian investments were also solid contributors for the period. Technology, steel and materials holdings, which were out of favor when Lazard made its initial investments, performed particularly well, as the worst-case scenario of a global depression never materialized. Offsetting some of the gains from these investments were positions in financials and autos. Discounted assets were the best-performing segment within this portion of the Fund during 2009 on an absolute basis, but accounted for the smallest allocation. Outperformance in this category was largely driven by fixed-income closed-end fund investments, which in turn were propelled by strong performance in credit markets. Lazard’s diversifying investments, or those uncorrelated to the overall equity market or that possess attractive absolute return-oriented characteristics, contributed positively as well. The largest allocation in this segment went toward fixed-income and other risk reduction strategies. As Lazard believed that the economic recovery will be W-shaped along with volatile markets, it bought positions that it believed would potentially provide capital preservation in the event of a recurrence of the financial crisis of 2008—namely, U.S. Treasury securities, U.S. agency mortgages, global health care, global staples equities and the Volatility Index (VIX)7. An investment in gold kept pace with equity market returns. Lazard’s allocation to hedged assets was a detractor from performance. Exposure was comprised of short positions in exchange traded funds that tracked a variety of U.S. and international equity market indices. As markets rallied strongly, the category generated negative returns.

Arbitrage Strategy
Based on our investment committee’s expectations for renewed merger activity, we initiated a Fund position in The Arbitrage Fund (+9.6% of Fund net assets†), one of the Fund’s underlying positions. Through the end of 2009, The Arbitrage Fund was the best-performing merger arbitrage mutual fund since its inception. In our view, such a track record can be attributed to the dedicated repeatable business process of its management team as well as to the relatively small size of the fund, which allows it to participate in smaller deals that competitors cannot take part in due to liquidity constraints. During the period in which the Fund was invested in this mutual fund, it showed solid slow and steady performance.

* * *

Going forward, our investment committee intends to seek moderate exposure to equity strategies. We seek to focus on strategies that we believe have the proven ability to participate in the upside and protect on the downside of overall market movement. These may be funds with repeatable business processes that can generate alpha while maintaining a low beta and standard deviation8. Some examples of these strategies may include low net exposure long/short equity, fixed income, arbitrage, options volatility and managed futures. As the Fund continues to grow, we may also seek to liquidate exposure to certain strategies and further diversify Fund assets among already approved sub-advisers as appropriate.

You can lose money by investing in the Fund. Any investment in the Fund should be a part of an overall investment program rather than a complete program. Because the Fund implements a fund-of-funds strategy, an investor in the Fund will bear the operating expenses of the “Underlying Funds” in which the Fund invests. The total expenses borne by an investor in the Fund will be higher than if the investor invested directly in the Underlying Funds, and the returns may therefore be lower. The Fund, the Sub-Advisers and the Underlying Funds may use aggressive investment strategies, including absolute return strategies, which are riskier than those used by typical mutual funds. If the Fund and Sub-Advisers are unsuccessful in applying these investment strategies, the Fund and you may lose more money than if you had invested in another fund that did not invest aggressively. The Fund is subject to risks associated with the Sub-Advisers making trading decisions independently, investing in other investment companies, using a particular style or set of styles, basing investment decisions on historical relationships and correlations, trading frequently, using leverage, making short sales, being non-diversified and investing in securities with low correlation to the market. The Fund is also subject to risks associated with investments in foreign markets, emerging market securities, small cap companies, debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs.

In July 2009, Stephen H. Scott joined the investment committee. The committee is responsible for management, research, due diligence, manager selection and asset allocation for the Fund.

We appreciate your continued investment in the Worldwide Multi-Manager Alternatives Fund, and we look forward to helping you meet your investment goals in the future.

Investment Committee Members:

Stephen H. Scott	Jan F. van Eck	Hao-Hung (Peter) Liao	Michael F. Mazier

January 22, 2010

†	All Fund assets referenced are Total Net Assets as of December 31, 2009.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Net asset value (“NAV”) returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company’s charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

[2]	The S&P® 500 Index consists of 500 widely held common stocks, covering industrials, utility, financial and transportation sectors.
[3]	Volatility is the annualized standard deviation of monthly returns.
[4]

A currency carry trade is a strategy in which an investor sells a certain currency with a relatively low interest rate and uses the funds to purchase a different currency yielding a higher interest rate. A trader using this strategy attempts to capture the difference between the rates - which can often be substantial, depending on the amount of leverage the investor chooses to use.

[5]

Alpha is a measure of volatility where the reasons for the volatility have to do with the inherent characteristics of a particular security as distinguished from market conditions. A stock with an alpha factor of 1.25 is projected to rise by 25% in a year on the strength of its inherent values such as growth in earnings per share and regardless of the performance of the market as a whole.

[6]	Beta is a measure of sensitivity to market movements.
[7]

VIX is the ticker symbol for the Chicago Board Options Exchange Volatility Index, a popular measure of the implied volatility of S&P 500 index options. A high value corresponds to amore volatile market and therefore more costly options, which can be used to defray risk from the volatility by selling options. Often referred to as the “fear index,” it represents one measure of the market’s expectation of volatility over the next 30 day period.

[8]

Standard deviation is a measure of the variability or volatility of a security, derived from the security’s historical returns, and used in determining the range of possible future returns. The higher the standard deviation, the greater the potential for volatility.

FUND ALLOCATION BY STRATEGY
(unaudited)

Investment Strategy	4Q 2009 Allocation	3Q 2009 Allocation	2Q 2009 Allocation	1Q 2009 Allocation	Implementation

Arbitrage
Fixed income arbitrage	10.80%	11.37%	—	—	Sub-advisor
Market neutral	12.06%	12.39%	18.9%	38.5%	Sub-advisor
Merger arbitrage	8.66%	5.37%	—	—	Open-end funds

Event driven
Distressed debt	2.23%	3.33%	18.4%	17.3%	Closed-end funds

Directional/tactical
Global macro	10.19%	10.60%	10.4%	2.22%	Sub-adviser
Long/short equity	24.28%	33.78%	25.5%	6.8%	Open-end funds
Long/short fixed income	11.81%	12.18%	10.2%	—	Sub-adviser
Long-only fixed income	7.38%	5.44%	—	—	Open-end funds

Other	3.05%	3.14%	13.4%	3.4%	—

Cash	9.54%	2.40%	3.2%	11.8%	—

Total	100%	100%	100%	100%	—

SECTOR WEIGHTING NET EXPOSURE*
(unaudited)

*	Net exposure was calculated by adding long and short positions.
Percentage of net assets. Portfolio is subject to change.

PERFORMANCE COMPARISON
(unaudited)

This graph compares a hypothetical $10,000 investment in the Worldwide Multi-Manager Alternatives Fund made at its inception with a similar investment in the HFRX Global Hedge Fund (HFRGL) Index, S&P® 500 Index and Citigroup Three-Month U.S. Treasury Bill Index.

Average Annual Total Return 12/31/09	1 Year	5 Year	Since Inception

Worldwide Multi-Manager Alternatives Fund (Initial Class)[1]	13.75%	2.29%	1.70%

HFRXGL Index	13.40%	0.36%	1.94%

S&P® 500 Index	26.47%	0.42%	5.05%

Citigroup Three-Month U.S. Treasury Bill Index	0.17%	2.88%	2.44%

1	Inception date for the Worldwide Multi-Manager Alternatives Fund (Initial Class) was 5/1/03; index returns are calculated as of the nearest month end (4/30/03).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe, and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage strategies.

The S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

The Citigroup Three-Month U.S. Treasury Bill Index measures return equivalents of yield averages that are not marked to market. The Index represents an average of the last three-month Treasury Bills issues, and returns are calculated on a monthly basis.

EXPLANATION OF EXPENSES
(unaudited)

Hypothetical $1,000 investment at beginning of period
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 to December 31, 2009.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009- December 31, 2009

Initial Class	Actual	$1,000.00	$1,036.50	$12.09
	Hypothetical**	$1,000.00	$1,013.33	$11.95

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2009), of 2.36%, multiplied by the average account value over the period, multiplied by 184 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses.

SCHEDULE OF INVESTMENTS
December 31, 2009

Number of Shares		Value

COMMON STOCKS: 13.8%
Basic Materials: 0.5%
12	Cabot Corp.	$315
79	Cliffs Natural Resources, Inc.	3,641
3,373	Huntsman Corp.	38,081

		42,037

Communications: 1.7%
2,380	Corning, Inc.	45,958
1,724	DISH Network Corp. (Class A)	35,807
1,273	New York Times Co. (Class A) *	15,734
9,489	Sprint Nextel Corp. *	34,730

		132,229

Consumer, Cyclical: 1.0%
902	Barnes & Noble, Inc.	17,201
625	Big Lots, Inc. *	18,113
471	Ford Motor Co. *	4,710
8	Ingram Micro, Inc. *	140
161	Las Vegas Sands Corp. *	2,405
822	Southwest Airlines Co.	9,395
543	Tech Data Corp. *	25,336

		77,300

Consumer, Non-cyclical: 3.6%
852	AmerisourceBergen Corp.	22,212
637	Amgen, Inc. *	36,035
1,262	Biogen Idec, Inc. *	67,517
1,858	Cardinal Health, Inc.	59,902
194	Career Education Corp. *	4,522
685	Hill-Rom Holdings, Inc.	16,433
173	McKesson Corp.	10,813
550	Moody’s Corp.	14,740
1,254	OSI Pharmaceuticals, Inc. *	38,912
1,146	Tenet Healthcare Corp. *	6,177

		277,263

Diversified: 0.2%
1,000	Swire Pacific Ltd. (HKD) #	12,093

Energy: 2.6%
1,020	Concho Resources, Inc. *	45,798
297	Hess Corp.	17,969
948	Murphy Oil Corp.	51,382
998	Patterson-UTI Energy, Inc.	15,319
958	Whiting Petroleum Corp. *	68,449

		198,917

Financial: 3.5%
474	American Express Co.	19,206
1,170	Associated Banc-Corp.	12,882
539	Bank of Hawaii Corp.	25,365

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

Financial: (continued)
64	BlackRock, Inc.	$14,861
74	BOK Financial Corp.	3,516
31	Cullen/Frost Bankers, Inc.	1,550
3,766	Discover Financial Services	55,398
1,800	Henderson Land Development Co. Ltd. (HKD) #	13,451
1,527	New York Community Bancorp, Inc.	22,157
450	Sun Hung Kai Properties Ltd. (HKD) #	6,691
1,194	T Rowe Price Group, Inc.	63,581
579	Torchmark Corp.	25,447

		264,105

Industrial: 0.3%
50	Crane Co.	1,531
973	Jabil Circuit, Inc.	16,901
59	KBR, Inc.	1,121

		19,553

Utilities: 0.4%
643	Energen Corp.	30,092

Total Common Stocks
(Cost: $881,693)(a)		1,053,589

CLOSED-END FUNDS: 3.1%
18,092	ING Prime Rate Trust	94,440
6,760	MFS Multimarket Income Trust	43,940
22,622	Van Kampen Senior Income Trust	95,465

Total Closed-End Funds
(Cost: $163,711)(a)		233,845

EXCHANGE TRADED FUNDS: 17.0%
36,950	ETFS Natural Gas *	21,047
530	First Trust ISE-Revere Natural Gas Index Fund	9,323
585	iPATH S&P 500 VIX Short-Term Futures ETN *	19,931
725	iShares Barclays 20+ Year Treasury Bond Fund	65,156
610	iShares Barclays Aggregate Bond Fund	62,946
840	iShares Barclays MBS Bond Fund	89,074
355	iShares COMEX Gold Trust *	38,116
805	iShares Dow Jones US Broker-Dealers Index Fund	22,645
505	iShares Dow Jones US Technology Sector Index Fund	29,058
660	iShares iBoxx $ Invest Grade Corporate Bond Fund	68,739
335	iShares JPMorgan USD Emerging Markets Bond Fund	34,096
425	iShares MSCI All Country Asia ex Japan Index Fund	23,677
500	iShares MSCI Brazil Index Fund	37,305
2,723	iShares MSCI Emerging Markets Index Fund	113,005
965	iShares S&P Global 100 Index Fund	58,141
1,505	iShares S&P Global Consumer Staple Sector Index Fund	85,198
715	iShares S&P Global Healthcare Sector Index Fund	37,187
505	iShares S&P Global Materials Sector Index Fund	31,421
770	iShares S&P Global Utilities Sector Index Fund	36,952
1,035	Market Vectors Agribusiness ETF (b)	45,323

See Notes to Financial Statements

Number of Shares		Value

EXCHANGE TRADED FUNDS (continued)
800	Market Vectors Nuclear Energy ETF (b)	$18,128
1,600	PowerShares Dynamic Oil & Gas Services Portfolio	27,136
2,110	PowerShares Global Nuclear Energy Portfolio	39,457
3,110	PowerShares Global Water Resources Portfolio	56,478
2,425	PowerShares Global Listed Private Equity Portfolio	21,849
2,425	Powershares QQQ	111,356
355	SPDR Gold Trust *	38,095
960	Vanguard Information Technology ETF	52,627

Total Exchange Traded Funds
(Cost: $1,175,726)(a)		1,293,466

OPEN-END FUNDS: 41.4%
14,704	Caldwell & Orkin Market Opportunity Fund	290,554
47,019	Loomis Sayles Bond Fund	627,239
98,691	TFS Market Neutral Fund	1,506,027
57,217	The Arbitrage Fund	735,807

Total Open-End Funds
(Cost: $3,076,789)(a)		3,159,627

MONEY MARKET FUND: 39.5%
(Cost: $3,016,485)
3,016,485	AIM Treasury Portfolio — Institutional Class	3,016,485

Total Investments: 114.8%
(Cost: $8,314,404)		8,757,012
Liabilities in excess of other assets: (14.8)%		(1,126,304)

NET ASSETS: 100.0%		$7,630,708

SECURITIES SOLD SHORT: (15.1)%
COMMON STOCKS: (13.4)%
Basic Materials: (0.9)%
(36)	Intrepid Potash, Inc. *	(1,050)
(155)	Monsanto Co.	(12,671)
(55)	Mosaic Co.	(3,285)
(1,139)	Weyerhaeuser Co.	(49,136)

		(66,142)

Communications: (0.2)%
(23)	Central European Media Enterprises Ltd. *	(543)
(1,041)	Ciena Corp. *	(11,284)
(1)	Direct TV (Class A) *	(33)
(258)	Liberty Media Holdings Corp. - Capital *	(6,161)

		(18,021)

Consumer, Cyclical: (1.2)%
(800)	AMR Corp. *	(6,184)
(728)	CVS Caremark Corp.	(23,449)
(672)	Goodyear Tire & Rubber Co. *	(9,475)
(1,437)	Paccar, Inc.	(52,120)

		(91,228)

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

Consumer, Non-cyclical: (3.8)%
(1,004)	Boston Scientific Corp. *	$(9,036)
(101)	Cigna Corp.	(3,562)
(514)	Davita, Inc. *	(30,192)
(1,077)	Dendreon Corp. *	(28,304)
(4,032)	Hologic, Inc. *	(58,464)
(4,848)	King Pharmaceuticals, Inc. *	(59,485)
(151)	Mastercard, Inc.	(38,653)
(18)	Morningstar, Inc. *	(870)
(9)	Perrigo Co.	(359)
(1,410)	Vertex Pharmaceuticals, Inc. *	(60,418)

		(289,343)

Diversified: (0.6)%
(1,947)	Leucadia National Corp. *	(46,319)

Energy: (2.6)%
(936)	Chesapeake Energy Corp.	(24,224)
(22)	Comstock Resources, Inc. *	(893)
(2,917)	El Paso Corp.	(28,674)
(1,603)	Exterran Holdings, Inc. *	(34,384)
(258)	First Solar, Inc. *	(34,933)
(130)	Newfield Exploration Co. *	(6,270)
(1,322)	Range Resources Corp.	(65,902)
(44)	Valero Energy Corp.	(737)

		(196,017)

Financial: (2.5)%
(23)	AON Corp.	(882)
(234)	Bank of New York Mellon Corp.	(6,545)
(982)	Fifth Third Bancaop	(9,575)
(72)	First Horizon National Corp. *	(965)
(820)	Genworth Financial, Inc. *	(9,307)
(590)	Hartford Financial Services Group, Inc.	(13,723)
(569)	Huntington Bancshares, Inc.	(2,077)
(1,622)	Loews Corp.	(58,960)
(814)	Morgan Stanley	(24,094)
(2,203)	Old Republic International Corp.	(22,118)
(1,280)	Prologis	(17,523)
(492)	Prudential Financial, Inc.	(24,482)
(595)	Regions Financial Corp.	(3,148)
(1,020)	Synovus Financial Corp.	(2,091)

		(195,490)

Industrial: (0.2)%
(40)	BE Aerospace, Inc. *	(940)
(47)	Itron, Inc. *	(3,176)
(191)	TransDigm Group, Inc.	(9,071)

		(13,187)

See Notes to Financial Statements

Number of Shares		Value

Technology: (1.0)%
(717)	Brocade Communications Systems, Inc. *	$(5,471)
(669)	Nuance Communications, Inc. *	(10,396)
(1,106)	Rambus, Inc. *	(26,986)
(1,269)	SanDisk Corp. *	(36,788)

		(79,641)

Utilities: (0.4)%
(1,248)	American Water Works Co., Inc.	(27,968)

Total Common Stocks Sold Short (Proceeds: $957,958)		(1,023,356)

EXCHANGE TRADED FUNDS: (1.7)%
(1,160)	iShares MSCI EAFE Index Fund	(64,125)
(805)	iShares MSCI Emerging Markets Index Fund	(33,408)
(300)	SPDR Trust, Series 1	(33,432)

Total Exchange Traded Funds Sold Short (Proceeds: $163,636)		(130,965)

Total Securities Sold Short (Proceeds: $1,121,594)		$(1,154,321)

Number of Contracts		Aggregate Market Value of Contracts	Unrealized Appreciation

FUTURES CONTRACTS:
3	10 Year Treasury Note Mar 10 *	$(346,359)	$7,208

HKD— Hong Kong Dollar
*	Non-income producing
#

Indicates a fair valued security which has not been valued using an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value for fair valued securities is $32,235, which represents 0.4% of net assets.

(a)	Securities segregated for securities sold short and futures contracts with a market value of $5,740,527.
(b)

Affiliated issuer — as defined under the Investment Company Act of 1940 (Van Eck Associates Corp. is the distributor and investment manager of the Market Vectors ETF Trust). A summary of the Fund’s transactions in securities of affiliates for the year ended December 31, 2009 is set forth below:

Affiliates	Market Value 12/31/08	Purchases	Sales Proceeds	Gain (Loss)	Dividend Income	Market Value 12/31/09

Market Vectors Agribusiness ETF	$36,623	$36,901	$53,387	$5,702	$437	$45,323
Market Vectors Global Alternative Energy ETF	36,776	24,768	72,485	(38,823)	—	—
Market Vectors Nuclear Energy ETF	—	18,826	—	—	334	18,128
Market Vectors Steel ETF	—	65,489	96,516	31,027	—	—

Total	$73,399	$145,984	$222,388	$(2,094)	$771	$63,451

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

Assets:
Investments at value:
Unaffiliated issuers (Cost $8,264,828)	$8,693,561
Affiliated issuers (Cost $49,576)	63,451
Receivables:
Due from broker	861,353
Investment securities sold	84,528
Shares of beneficial interest sold	101,023
Dividends and interest	2,129
Variation margin	1,172

Total assets	9,807,217

Liabilities:
Payables:
Securities sold short (proceeds $1,121,594)	1,154,321
Dividends on securities sold short	922
Shares of beneficial interest redeemed	946,343
Due to Adviser	3,175
Deferred Trustee fees	1,618
Accrued expenses	70,130

Total liabilities	2,176,509

NET ASSETS	$7,630,708

Shares of beneficial interest outstanding	791,726

Net asset value, redemption and offering price per share	$9.64

Net Assets consist of:
Aggregate paid in capital	$7,706,545
Unrealized appreciation of investments, futures, and securities sold short	417,089
Accumulated net investment loss	(4,502)
Accumulated net realized loss on investments, futures, securities sold short and capital gain distributions received from other investment companies	(488,424)

$7,630,708

See Notes to Financial Statements

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

Income:
Dividends (net of foreign taxes withheld of $15)		$180,599
Dividends from affiliates		771
Interest		822

Total income		182,192

Expenses:
Management fees	$188,125
Dividends on securities sold short	34,908
Reports to shareholders	42,327
Transfer agent fees	18,237
Professional fees	29,372
Custodian fees	34,460
Trustees’ fees and expenses	2,447
Other	596

Total expenses	350,472
Waiver of management fees	(157,447)

Net expenses		193,025

Net investment loss		(10,833)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold — unaffiliated issuers		89,526
Net realized loss on investments sold — affiliated issuers		(2,094)
Net realized gain on securities sold short		100,992
Net realized loss on futures contracts		(10,395)
Net realized loss on foreign currency transactions and forward foreign currency contracts		(177)
Capital gain distributions received from other investment companies		25,317
Net change in unrealized appreciation (depreciation) of investments and futures		1,639,026
Net change in unrealized appreciation (depreciation) on securities sold short		(884,589)

Net realized and unrealized gain on investments		957,606

Net Increase in Net Assets Resulting from Operations		$946,773

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008

Operations:
Net investment income (loss)	$(10,833)	$1,425
Net realized gain (loss) on investments, futures, foreign currency transactions, foreign forward currency contracts, securities sold short and capital gain distributions received from other investment companies	203,169	(263,787)
Net change in unrealized appreciation (depreciation) of investments, futures and securities sold short	754,437	(783,513)

Net increase (decrease) in net assets resulting from operations	946,773	(1,045,875)

Dividends and distributions to shareholders:
Dividends from net investment income	(17,446)	(7,822)
Distributions from net realized capital gains	(366,357)	(250,305)

Total dividends and distributions	(383,803)	(258,127)

Share transactions*:
Proceeds from sales of shares	5,352,096	2,671,014
Reinvestment of dividends and distributions	383,803	258,127
Cost of shares redeemed	(4,847,482)	(2,914,657)

Net increase in net assets resulting from share transactions	888,417	14,484

Total increase (decrease) in net assets	1,451,387	(1,289,518)

Net Assets:
Beginning of year	6,179,321	7,468,839

End of year (including undistributed (accumulated) net investment income (loss) of $(4,502) and $20,040, respectively)	$7,630,708	$6,179,321

*Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Shares sold	587,955	269,585
Shares reinvested	44,065	25,813
Shares redeemed	(526,500)	(305,537)

Net increase (decrease)	105,520	(10,139)

See Notes to Financial Statements

STATEMENT OF CASH FLOWS
Year Ended December 31, 2009

Cash flows from operating activities
Net increase in net assets resulting from operations	$946,773
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of long term securities	(11,076,389)
Proceeds from sale of long term securities	12,620,039
Purchase of short term investments	(2,482,428)
Proceeds of short sales of long term securities	4,170,239
Purchases of short sale covers of long term securities	(6,472,268)
Increase in receivable for investment securities sold	(84,213)
Decrease in receivable from securities sold short	1,887,615
Decrease in dividends and interest receivable	65,484
Increase in variation margin	(1,172)
Decrease in dividends on securities sold short	(5,854)
Increase in accrued expenses	26,655
Increase in deferred Trustee fees	1,024
Increase in due to Adviser	12,576
Net realized gain from investments, futures and securities sold short and capital gain distributions received from other investment companies	(203,169)
Change in unrealized appreciation (depreciation) of investments, futures and securities sold short	(754,437)

Net cash used in operating activities	(1,349,524)

Cash flows from financing activities
Proceeds from sales of shares	5,266,624
Cost of shares reacquired	(3,905,756)

Net cash provided by financing activities	1,360,868

Net increase in cash	11,344
Cash, beginning of year	(11,344)

Cash, end of year	$—

Supplemental disclosure of cash flow information:
Short sale dividends paid during the year	$40,762

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the year:

	Year Ended December 31,

	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Year	$9.01	$10.73	$10.63	$9.85	$9.84

Income (Loss) from Investment Operations:
Net Investment Income (Loss)	(.01)	— (c)	(0.06)	0.08	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	1.19	(1.39)	0.52	0.77	0.02

Total from Investment Operations	1.18	(1.39)	0.46	0.85	0.01

Less:
Dividends from Net Investment Income	(0.02)	(0.01)	(0.08)	—	—
Distributions from Net Realized Capital Gains	(0.53)	(0.32)	(0.28)	(0.07)	—

Total Dividends and Distributions	(0.55)	(0.33)	(0.36)	(0.07)	—

Net Asset Value, End of Year	$9.64	$9.01	$10.73	$10.63	$9.85

Total Return (a)	13.75%	(13.26)%	4.35%	8.76%	0.10%

Ratios/Supplementary Data
Net Assets, End of Year (000)	$7,631	$6,179	$7,468	$7,226	$6,138
Ratio of Gross Expenses to Average Net Assets (d)	4.64%	4.73%	5.32%	3.72%	4.64%
Ratio of Net Expenses to Average Net Assets (b)(d)	2.56%	3.24%	4.13%	3.16%	3.47%
Ratio of Net Investment Income (Loss) to Average Net Assets (d)	(0.14)%	0.02%	(0.50)%	0.72%	(0.08)%
Portfolio Turnover Rate	220%	240%	207%	182%	140%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period.The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)

Excluding dividends on securities sold short, the ratio of net expenses to average net assets would be 2.09%, 2.14%, 2.50%, 2.48%, and 2.50%, for the years ended December 31, 2009, 2008, 2007, 2006, and 2005, respectively.

(c)	Amount represents less than $0.005 per share.
(d)	The ratios presented do not reflect the Fund’s proportionate share of income and expense from the Fund’s investments in underlying Funds.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
December 31, 2009

Note 1—Fund Organization—Van Eck Worldwide Insurance Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Worldwide Multi-Manager Alternatives Fund (the “Fund”) is a non-diversified series of the Trust and seeks to achieve consistent absolute (positive) returns in various market cycles.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A.

Security Valuation—Securities and options traded on national exchanges or traded on the NASDAQ National Market System or foreign exchanges are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities for which market values are not readily available, or whose values have been affected by events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the close of the securities’ primary market, are valued using methods approved by the Board of Trustees. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments. Open-end mutual fund investments (including money market funds) are valued at their closing net asset values each business day. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”) which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of Van Eck Associates Corporation (the “Adviser”)

NOTES TO FINANCIAL STATEMENTS
(continued)

appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities. Short-term investments held as collateral for securities loaned are valued at net asset value.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

In April 2009, FASB Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly, (“ASC 820”) was issued and is effective for fiscal years and interim periods ending after June 15, 2009. ASC 820 provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased and also includes guidance on identifying circumstances that indicate a transaction is not orderly. ASC 820 also requires additional disclosures on fair valuation inputs and techniques and requires expanded fair value hierarchy disclosures by each major security type. The Fund has adopted ASC 820 effective June 30, 2009.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used to value the Fund’s investments as of December 31, 2009 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks:
Basic Materials	$42,037	$—	$—	$42,037
Communications	132,229	—	—	132,229
Consumer, Cyclical	77,300	—	—	77,300
Consumer, Non-cyclical	277,263	—	—	277,263
Diversified	—	12,093	—	12,093
Energy	198,917	—	—	198,917
Financial	243,963	20,142	—	264,105
Industrial	19,553	—	—	19,553
Utilities	30,092	—	—	30,092
Closed End Funds	233,845	—	—	233,845
Exchange Traded Funds	1,293,466	—	—	1,293,466
Open End Funds	3,159,627	—	—	3,159,627
Money Market Fund	3,016,485	—	—	3,016,485

Total	$8,724,777	$32,235	$—	$8,757,012

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Short Positions*	$1,154,321	$—	$—	$1,154,321

Other Financial Instruments**	$7,208	$—	$—	$7,208

*	See Schedule of Investments for security type and industry sector breakouts
**	Other financial instruments include open futures contracts.

B.

Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Dividends and Distributions to Shareholders—Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Securities Sold Short—A short sale occurs when the Fund sells a security, which it does not own, by borrowing it from a broker. Proceeds

NOTES TO FINANCIAL STATEMENTS
(continued)

from securities sold short are reported as liabilities on the Statement of Assets and Liabilities and are marked to market daily in accordance with the fair value methodology described in Note 2. Gains and losses are classified as realized when short positions are closed. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date. Cash as collected is deposited in a segregated account with brokers, maintained by the Fund, for its open short sales. Securities sold short at December 31, 2009, are reflected in the Schedule of Investments. Until the Fund replaces the borrowed security, the Fund maintains securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its short positions.

E.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold.

Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, and attributable to closing of forward foreign currency contracts, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

F.

Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Realized gains and losses are calculated on the identified cost basis.

G.

Use of Derivative Instruments—In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“ASC 815”), which is effective for fiscal years and interim periods beginning after November 15, 2008. ASC 815 changes the disclosure requirements for derivative instruments and hedging activities requiring that: (1) the objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. The Fund adopted ASC 815 January 1, 2009. Details of this disclosure are found below as well as in the Schedule of Investments and Notes to Financial Statements.

At December 31, 2009, the Funds had the following derivatives (not designated as hedging instruments under SFAS No. 133):

Asset derivatives	Interest rate risk

Futures contracts[1]	$1,172

[1]	Statement of Assets and Liabilities location: Receivable for variation margin. Only current day’s variation margin is reported within the Statement of Assets and Liabilities

Transactions in derivative instruments, during the year ended December 31, 2009, were as follows:

	Foreign exchange risk	Interest rate risk

Realized gain (loss)
Forward foreign[2] currency contracts	$(83)	$—
Futures contracts[3]	—	(10,395)

Change in appreciation (depreciation)
Futures contracts[4]	—	7,208

[2]	Statement of Operations location: Net realized loss on foreign currency transactions and forward foreign currency contracts
[3]	Statement of Operations location: Net realized loss on futures contracts
[4]	Statement of Operations location: Net change in unrealized appreciation (depreciation) of investments and futures

The volume of futures contracts outstanding that is presented in the Schedule of Investments is consistent with the derivative activity occurring during the last six months of the year. There were no futures transactions during the first six months of the year.

Option Contracts—The Fund is subject to equity price risk, interest rate risk and commodity price risk in the normal course of pursuing its investment objectives. The Fund may invest in call and put options on securities to seek performance that corresponds to the Index and in managing cash flows. The risk in purchasing an option is that a Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary

NOTES TO FINANCIAL STATEMENTS
(continued)

market does not exist. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Options purchased are recorded as an asset and written options are recorded as liabilities to the extent of premiums paid or received. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid. At December 31, 2009, the Fund had no written options outstanding.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities or to hedge foreign denominated assets. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. At December 31, 2009, the Fund had no outstanding forward foreign currency contracts.

Futures—The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts. The Fund may engage in these transactions to seek performance that corresponds to the Index and in managing cash flows. A futures contract is an agreement between two parties to buy or sell a specified instrument at a set price on a future date. Realized gains and losses from futures contracts are reported separately.

Note 3—Management Fees—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 2.50% of the Fund’s average daily net assets. For the period May 1, 2008 through April 30, 2009, the Adviser has agreed to waive management fees and/or assume expenses, excluding interest, taxes, dividends on securities sold short and extraordinary expenses, exceeding 1.95% of average daily net assets. For the period May 1, 2009 through April 30, 2010, the waiver was for expenses exceeding 2.15% of average daily net assets. In addition, the Adviser has agreed to waive its management fee with respect to any portion of the Fund’s assets invested directly by the Adviser in an Underlying Fund (Exchange Traded Funds or Open-End Funds) excluding money market funds. For the year ended December 31, 2009, the Adviser waived management fees in the amount of $90,143 related to the overall expense waiver and $67,304 related to the Underlying Fund waiver. The Adviser offsets the management fees it charges the Fund by the amount it collects as a management fee from an

Underlying Fund managed by the Adviser, as a result of an investment of the Fund’s assets by a sub-adviser in such Underlying Fund. For the year ended December 31, 2009, the Adviser reduced management fees charged $686 due to such sub-adviser investments. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

As of December 31, 2009, the Fund had three sub-advisers, Analytic Investors, Inc. (“Analytic”), Dix Hills Partners, LLC (“Dix Hills”) and Lazard Asset Management, LLC (“Lazard”). The Adviser directly paid sub-advisory fees to the sub-advisers at a rate of 1.00% of the portion of the average daily net assets of the Fund managed by each of the sub-advisers.

Note 4—Investments—For the year ended December 31, 2009, the cost of purchases and proceeds from sales of investments other than U.S. government securities and short-term obligations aggregated $11,076,004 and $12,580,725, respectively. For the year ended December 31, 2009, proceeds of short sales and the cost of purchases of short sale covers aggregated $4,170,239 and $6,472,268, respectively.

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2009 was $8,384,775 and net unrealized appreciation aggregated $372,237 of which $501,910 related to appreciated securities and $129,673 related to depreciated securities.

At December 31, 2009, the components of accumulated deficit, on a tax basis, were as follows:

Accumulated capital losses	$(402,391)
Post-October losses	(55)
Other temporary difference	(1,618)
Unrealized appreciation	328,226

Total	$(75,838)

In accordance with Federal income tax regulations, the Fund elected to defer $55 of net currency losses arising after October 31, 2009. Such losses are treated for tax purposes as arising on January 1, 2010.

At December 31, 2009, the Fund had a capital loss carryforward of $402,391 which expires on December 31, 2017.

NOTES TO FINANCIAL STATEMENTS
(continued)

The tax character of dividends and distributions paid to shareholders was as follows:

	Year Ended December 31, 2009	Year Ended December 31, 2008

Ordinary income	$383,803	$13,228
Long term capital gains	—	244,899

Total	$383,803	$258,127

During 2009, as a result of permanent book to tax differences, the Fund decreased accumulated net investment loss by $3,737, decreased accumulated realized losses by $5,135 and decreased aggregate paid in capital by $8,872. Net assets were not affected by this reclassification. These differences were primarily due to investments in Real Estate Investment Trusts, the tax treatment of distributions and expiration of net operating losses.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (tax years ended December 31, 2006 – 2009), or expected to be taken in the Fund’s current tax year. Therefore, no provision for income tax is required in the Fund’s financial statements.

Note 6—Concentration of Risk—The Fund may invest in debt securities which are rated as below investment grade by rating agencies. Such securities involve more risk of default than do higher rated securities and are subject to greater price variability.

At December 31, 2009, Van Eck Securities Corp. owned approximately 17% of the outstanding shares of beneficial interest of the Fund. Additionally, the aggregate shareholder accounts of three insurance companies own approximately 37%, 27%, and 15% of the outstanding shares of beneficial interest of the Fund.

Note 7—Trustee Deferred Compensation Plan—The Trust has established a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their Trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the deferred compensation plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 8—Custodian Fees—The Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the year ended December 30, 2009, there were no offsets of custodial fees.

Note 9—Name Change—On May 1, 2009, the name of the Fund was changed from the Worldwide Absolute Return Fund to the Worldwide Multi-Manager Alternatives Fund.

Note 10—Subsequent Event Review—The Fund has adopted FASB Statement No. 165, Subsequent Events (“ASC 855”) which was issued in May 2009 and is effective for fiscal years and interim periods ending after June 15, 2009. ASC 855, requires evaluation of subsequent events through the date of financial statement issuance. The Fund has evaluated events and transactions for potential recognition or disclosure through February 19, 2010, the date the financial statements were issued.

TAX INFORMATION (unaudited)

For the 2009 fiscal year, 30% of the ordinary income dividends paid by the Fund qualified for the Corporate Dividends Received Deduction.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Van Eck Worldwide Insurance Trust and the Shareholders of Worldwide Multi-Manager Alternatives Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Multi-Manager Alternatives Fund (formerly the Worldwide Absolute Return Fund) and one of the Funds comprising Van Eck Worldwide Insurance Trust) (the “Fund”), including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the statement of cash flows for the year then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers or other appropriate audit procedures, where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Worldwide Multi-Manager Alternatives Fund at December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, the cash flows for the year then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 19, 2010

BOARD OF TRUSTEES AND OFFICERS
(unaudited)

Trustee’s Name, Address[1] and Age	Position(s) Held with Trust Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen by Trustee	Other Directorships Held Outside the Fund Complex[3]

Independent Trustees:

Jon Lukomnik 53‡¶	Trustee since March 2006	Managing Partner, Sinclair Capital LLC, 2008 to present; Program Director, IRRC Institute, 2008 to present.	9	Sears Canada, Inc.

Jane DiRenzo Pigott 52‡¶	Trustee since July 2007	Managing Director, R3 Group, LLC, 2002 to present.	9	Director and Chair of Audit Committee of 3E Company.

Wayne H. Shaner 62‡¶	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present; Public Member Investment Committee, Maryland State Retirement System since 1991.	9	Director, The Torray Funds, since 1993 (Chairman of the Board since December 2005).

R. Alastair Short 56‡¶	Vice Chairman, Trustee since June 2004	President, Apex Capital Corporation (personal investment vehicle), Jan. 1988 to present; Vice Chairman, W. P. Stewart & Co. Ltd. (asset management firm), September 2007 to September 2008; Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	38	Director, Kenyon Review; Director, The Medici Archive Project.

Richard D. Stamberger 50‡¶	Chairman, Trustee since 1994	President and CEO, SmartBrief, Inc. (media company), 1998 to present.	38	None.

Robert L. Stelzl 64‡¶	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; Principal, Colony Capital, Inc., 1990 to 2004.	9	Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Homes, Inc.

BOARD OF TRUSTEES AND OFFICERS
(unaudited) (continued)

Officer’s Name, Address[1] and Age	Position(s) Held with Trust	Term of Officer and Length of Time Served	Principal Occupation(s) During The Past Five Years

Officers:

Russell G. Brennan 45	Assistant Vice President and Assistant Treasurer	Since 2008

Assistant Vice President and Assistant Treasurer of the Adviser, Van Eck Associates Corporation (Since 2008); Manager (Portfolio Administration) of the Adviser (September 2005-October 2008); Vice President, Robeco Investment Management (July 1990-September 2005); Officer of other investment companies advised by the Adviser.

Charles T. Cameron 49	Vice President	Since 1996	Director of Trading and Portfolio Manager for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins 52	Vice President and Treasurer	Since 2009

Vice President of Portfolio Administration of the Adviser (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997- February 2009); Officer of other investment companies advised by the Adviser.

Susan C. Lashley 55	Vice President	Since 1998	Vice President of the Adviser and Van Eck Securities Corporation (VESC); Officer of other investment companies advised by the Adviser.

Thomas K. Lynch 53	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the Adviser and Van Eck Absolute Return Advisers Corp. (VEARA) (Since December 2006) and VESC (Since August 2008); Vice President of the Adviser and VEARA, Treasurer (April 2005-December 2006); Second Vice President of Investment Reporting, TIAA-CREF (January 1996-April 2005). Officer of other investment companies advised by the Adviser.

Laura I. Martínez 29	Assistant Vice President and Assistant Secretary	Since 2008

Assistant Vice President and Associate General Counsel (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Stanford Law School (September 2002-June 2005); Officer of other investment companies advised by the Adviser.

Joseph J. McBrien 61	Senior Vice President, Secretary and Chief Legal Officer	Since 2005

Senior Vice President, General Counsel and Secretary of the Adviser, VESC and VEARA (Since December 2005); Managing Director, Chatsworth Securities LLC (March 2001-November 2005); Officer of other investment companies advised by the Adviser.

Officer’s Name, Address[1] and Age	Position(s) Held with Trust	Term of Officer and Length of Time Served	Principal Occupation(s) During The Past Five Years

Jonathan R. Simon 35	Vice President and Assistant Secretary	Since 2006

Vice President and Associate General Counsel of the Adviser (Since 2006); Vice President and Assistant Secretary of VEARA and VESC (Since 2006); Associate, Schulte Roth & Zabel (July 2004-July 2006); Associate, Carter Ledyard & Milburn LLP (September 2001-July 2004); Officer of other investment companies advised by the Adviser.

Bruce J. Smith 54	Senior Vice President and Chief Financial Officer	Since 1985

Senior Vice President and Chief Financial Officer of the Adviser; Senior Vice President, Chief Financial Officer, Treasurer and Controller of VESC and VEARA; Officer of other investment companies advised by the Adviser.

Derek S. van Eck[4] 45	Chief Executive Officer and President	Since 2009

Director, Executive Vice President, Chief Investment Officer and Principal of the Adviser; Director and Executive Vice President, VESC and VEARA; Former Director of Greylock Capital Associates LLC; Officer of other investment companies advised by the Adviser.

Jan F. van Eck[4] 46	Executive Vice President	Since 2005

Director, Executive Vice President and Principal of the Adviser; Director and Executive Vice President of VESC; Director and President of VEARA; Former Director of Greylock Capital Associates LLC; Trustee of Market Vectors ETF Trust; Officer of other investment companies advised by the Adviser.

1	The address for each Trustee and Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2

Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.

3	The Fund Complex consists of Van Eck Funds, Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.
4	An “interested person” as defined in the 1940 Act. Messrs. Jan F. van Eck and Derek S. van Eck are brothers.
‡	Member of the Governance Committee.
¶	Member of the Audit Committee.

APPROVAL OF SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment advisers will be entered into only if it is approved, and will continue in effect from year to year, after an initial two-year period, only if its continuance is approved at least annually, by the Board of Trustees (the “Board”), including by a vote of a majority of the Trustees who are not “interested persons” of the Funds (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

VAN ECK WORLDWIDE INSURANCE TRUST
WORLDWIDE MULTI-MANAGER ALTERNATIVES FUND
Approval of Sub-Advisory Agreements

At an in-person meeting held on September 16-17, 2009 (the “Meeting”), the Board, which is comprised exclusively of Independent Trustees, considered authorizing the Adviser to enter into new sub-advisory agreements with respect to the Fund, for an initial two-year term with each of the following investment managers, each to serve as a sub-adviser for the Fund (each, a “New Sub-adviser” and, collectively, the “New Sub-advisers”):

•	Centaur Performance Group, LLC (“Centaur”)

•	Primary Funds, LLC (“Primary”)

The Board reviewed and considered information that had been provided throughout the year at regular Board meetings as well as information prepared specifically in connection with the Board’s deliberations with respect to the approval of the proposed sub-advisory arrangements for the Fund. This information included, among other things, information about the Adviser’s short-term and long-term business plans with respect to the Fund; a description of the proposed sub-advisory agreements, their terms, and the services to be provided and fee to be paid thereunder; and information regarding the each New Sub-adviser’s organization, personnel, investment strategies and key compliance procedures.

In considering whether to approve the sub-advisory agreement with the New Sub-advisers, the Board evaluated the following factors: (1) the nature, extent and quality of the services to be provided by each New Sub-adviser; (2) the capabilities and background of each New Sub-adviser’s investment personnel, and the overall capabilities, experience, resources and strengths of each New Sub-adviser in managing other accounts utilizing similar investment strategies; (3) the terms of the sub-advisory agreement with each New Sub-adviser and the reasonableness and appropriateness of the particular fee to be paid for the services described therein; (4) the willingness and ability of each New Sub-adviser to implement its investment strategy for the Fund with a small amount of assets at the inception of the sub-advisory relationship; (5) the scalability of each New Sub-adviser’s processes and procedures over time; and (6) the Fund’s structure and the manner in which each New Sub-adviser’s investment strategy will assist the Fund in pursuing its investment objectives. The Board also met with representatives of each New Sub-adviser.

The Board concluded that each New Sub-adviser is qualified to manage a portion of the Fund’s assets in accordance with its investment objectives and policies, that each New Sub-adviser’s investment strategy is appropriate for pursuing the Fund’s investment objectives, and that such strategy would be complementary to the investment strategies employed by the Fund’s other sub-advisers. The Board also concluded that the fees payable to each such New Sub-adviser for its services are reasonable.

In view of the small size of the Fund and the fact that none of the New Sub-advisers is affiliated with the Adviser, the Board did not consider the profitability of the New Sub-advisers to be relevant to its consideration of the sub-advisory agreements.

The Board did not consider any single factor as controlling in determining whether or not to enter into the sub-advisory agreement with each New Sub-adviser. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that entering into the sub-advisory agreements, including the fee structures, is in the interests of shareholders, and accordingly, the Board approved entering into the sub-advisory agreement with each New Sub-adviser.

This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting vaneck.com.

Investment Adviser: Van Eck Associates Corporation

Distributor: Van Eck Securities Corporation | 335 Madison Avenue | New York, NY 10017 | vaneck.com

Account Assistance: 800.544.4653

Item 2. CODE OF ETHICS

a)   The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c)   The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that Alastair Short, member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal accountant for the Worldwide Insurance Trust, billed audit fees of $118,000 for 2009 and $171,000 for 2008.

b)   Audit-Related Fees

     Ernst & Young billed other audit-related fees of $1,138 for 2009 and $0 for 2008.

c)   Tax Fees

     Ernst & Young billed tax fees of $22,050 for 2009 and $21,000 for 2008.

d)   All Other Fees

     None.

e)   The Audit Committee pre-approves all audit and non-audit services to be provided to the Fund by the independent accountants as required by Section
     10A of the Securities Exchange Act of 1934. The Audit Committee has
     authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g)   Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not  applicable.

Item 6.   SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Multi-Manager Alternatives Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act)
     provide reasonable assurances that material information relating to the
     Worldwide Absolute Return Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE MULTI-MANAGER ALTERNATIVES
FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date  March 2, 2010
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Derek S. van Eck, CEO
                        --------------------------
Date  March 2, 2010
     -------------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         ------------------------

Date  March 2, 2010
     -------------------